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                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption 'Experts' and to the use of our report dated March 2, 2000 in Amendment No. 5 to the Registration Statement on Form S-1 and the related prospectus of Infinite Technology Group Ltd. for the registration of 2,300,000 shares of its common stock.





                                                      /s/ ERNST & YOUNG LLP

Melville, New York
May 30, 2000